UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2018

UQM Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-10869	84-0579156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4120 Specialty Place Longmont, Colorado 80504
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 682-4900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: [  ]

Item 5.07SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On The Company held its annual meeting of shareholders on October 17, 2018. At the annual meeting, the shareholders of the Company:

i)	Elected the persons listed in Proposal 1 below to serve as directors of the Company until the 2019 annual meeting of shareholders;
ii)	Approved on an advisory basis the compensation for the Company’s named executive officers;
iii)	Approved the amendment to the Company’s 2012 equity incentive plan to increase the number of shares available for grant by 2,500,000 shares;
iv)	Approved the amendment to the Company’s stock bonus plan to increase the number of shares available for grant by 300,000 shares;
v)	Approved the ratification of the appointment of Moss Adams LLP to act as the Company’s independent auditors for the fiscal year ending December 31, 2018.

The Company had 54,207,190 shares of common stock outstanding as of August 24, 2018, the record date for the annual meeting. At the annual meeting, holders of a total of 49,481,474 shares of common stock were present in person or represented by proxy. The following sets forth information regarding the results of the voting at the annual meeting:

Proposal 1. The shareholders elected each of the five nominees to the Board of Directors for a one-year term. The voting results were as follows:

Name	Shares Voted “For”	Shares Withheld	Broker Non-Votes
Donald W. Vanlandingham	18,941,338	589,941	29,950,195
Joseph R. Mitchell	18,994,806	536,473	29,950,195
Stephen J. Roy	18,975,248	556,031	29,950,195
Joseph P. Sellinger	18,953,076	578,203	29,950,195
John E. Sztykiel	18,962,422	568,857	29,950,195

Proposal 2.  The shareholders approved on an advisory basis the compensation of the Company’s named executive officers:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”	Broker Non-Votes
18,051,815	1,088,333	391,131	29,950,195

Proposal 3.  The shareholders approved the amendment to the Company’s 2012 equity incentive plan to increase the number of shares available for grant by 2,500,000 shares:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”	Broker Non-Votes
16,809,940	2,376,641	344,698	29,950,195

Proposal 4. The shareholders approved the amendment to the Company’s stock bonus plan to increase the number of shares available for grant by 300,000 shares:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”	Broker Non-Votes
16,651,941	2,522,882	356,456	29,950,195

Proposal 5. The shareholders approved the ratification of the appointment of Moss Adams LLP to act as the Company’s independent auditors for the fiscal year ending December 31, 2018:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”
48,677,091	516,657	287,726

Item 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits – None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

28
UQM TECHNOLOGIES, INC.

Date: October 19, 2018	By: /s/DAVID I. ROSENTHAL
David I. Rosenthal
Treasurer, Secretary and Chief Financial Officer